                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS


                                   Prospectus

                                February 28, 2000





                             Money Market Portfolios

                            Government Cash Portfolio
                            Tax-Exempt Cash Portfolio



                                 Bond Portfolios

                           Core Fixed Income Portfolio
                           Muni Intermediate Portfolio
                            New Jersey Muni Portfolio





                               Investment Advisor
                           The Glenmede Trust Company




The Securities and Exchange Commission has not approved or disapproved the Portfolios' securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY.....................................................    3

INVESTMENTS.............................................................   14

PRICE OF PORTFOLIO SHARES...............................................   20

PURCHASE OF SHARES......................................................   20

REDEMPTION OF SHARES....................................................   21

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
  SHARES OF THE PORTFOLIOS..............................................   21

DIVIDENDS AND DISTRIBUTIONS.............................................   21

TAXES...................................................................   22

MANAGEMENT OF THE PORTFOLIOS............................................   24

GENERAL INFORMATION.....................................................   25

FINANCIAL HIGHLIGHTS....................................................   26

RISK/RETURN SUMMARY



                             Money Market Portfolios

                                          Investment Objective                      Principal Investment Strategies
Government Cash Portfolio             Maximum current interest income        The Portfolio invests primarily in short-term
                                      consistent with the preservation of    securities issued by the U.S. Treasury or
                                      capital and liquidity                  U.S. Government-related agencies, and
                                                                             repurchase agreements secured by such
                                                                             instruments.



Tax-Exempt Cash Portfolio             Maximum current interest income        The Portfolio invests primarily in tax-exempt
                                      exempt from Federal income             short-term, high quality municipal obligations,
                                      taxes consistent with the              including, for example, project and demand notes,
                                      preservation of capital and            tax, revenue or bond anticipation notes, municipal
                                      liquidity                              bonds, variable rate demand notes and non-rated
                                                                             privately placed securities.


                                                                             Each Money Market Portfolio invests in securities
                                                                             which the Advisor believes present minimal credit
                                                                             risks at the time of purchase and which mature or
                                                                             provide for redemption within 13 months from the date
                                                                             of purchase. The dollar-weighted average maturity of
                                                                             each Money Market Portfolio is expected to be 90 days
                                                                             or less.

                                Bond Portfolios

             -----------------------------------------------------------------
                                   Important Concept
             Total return consists of net income (dividend and interest income from portfolio securities less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.
             -----------------------------------------------------------------

                                          Investment Objective                      Principal Investment Strategies
Core Fixed Income Portfolio           Maximum long-term total return         The Portfolio invests primarily in mortgage-backed
                                      consistent with reasonable             and fixed income securities issued by the U.S.
                                      risk to principal                      Treasury or U.S. Government-related agencies. The
                                                                             Portfolio may also invest in privately issued
                                                                             mortgage-backed securities, debt obligations of
                                                                             domestic and foreign companies, repurchase agreements
                                                                             collateralized by U.S. Government securities and
                                                                             may enter into reverse repurchase agreements.

                                                                             The Advisor purchases securities that it believes have
                                                                             potential for higher returns than other securities
                                                                             with similar characteristics and risk, considering
                                                                             factors such as, maturity, coupon, credit and any
                                                                             prepayment options. The Advisor will generally sell a
                                                                             security for a number of reasons, including when the
                                                                             expected performance has been realized or to purchase
                                                                             another security with similar characteristics and risk
                                                                             but that the Advisor believes has a higher expected
                                                                             return.

                                                                             Such securities will be rated at least A by Standard
                                                                             & Poor's Rating Group ("S&P") or Moody's Investors
                                                                             Service, Inc. ("Moody's") and if unrated, determined
                                                                             to be of comparable quality at the time of purchase.

Muni Intermediate Portfolio           As high a level of current income      The Portfolio invests primarily in intermediate and
                                      exempt from Federal income tax         long-term tax-exempt obligations of the Commonwealth
                                      as is consistent with preservation     of Pennsylvania and its political subdivisions,
                                      of capital                             agencies, instrumentalities and authorities.



New Jersey Muni Portfolio             As high a level of current income      The Portfolio invests primarily in intermediate
                                      exempt from Federal income tax as      and long-term tax-exempt obligations of the State
                                      is consistent with preservation        of New Jersey and its political subdivisions,
                                      of capital                             agencies, instrumentalities and authorities.

                                                                             Each Muni Portfolio purchases municipal obligations
                                                                             that the Advisor believes have the best value compared
                                                                             to securities of similar credit quality and maturity
                                                                             range. The Portfolios generally sell municipal
                                                                             obligations for a number of reasons, including a
                                                                             change in credit quality, to extend maturity, to
                                                                             increase yield or to raise funds to cover redemptions.


                                                                             Each Muni Portfolio will invest in securities that
                                                                             are rated at the time of purchase within the three
                                                                             highest ratings assigned by Moody's (i.e., Aaa, Aa,
                                                                             A) or S&P (AAA, AA, A) in the case of bonds, or rated
                                                                             SP-1 or higher by S&P or MIG-2 or higher by Moody's
                                                                             in the case of notes. Each Portfolio may invest in
                                                                             unrated securities if they are determined to be of
                                                                             comparable quality at the time of purchase.


                                                                             Each Bond Portfolio expects to maintain a
                                                                             dollar-weighted average maturity of 3 to 10 years.

Principal Risks of
  Investing

         All Portfolios                      The strategy that the Advisor uses  may fail to produce the intended result.

                                             An investment in a Portfolio is not a deposit of The
                                             Glenmede Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other
                                             government agency.


         All Bond Portfolios                 The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will
                                             decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and
                                             interest payments when due. Therefore, you could lose money by investing in the Portfolios.

                                             Fixed income securities with longer maturities are more
                                             susceptible to interest rate fluctuations than those with
                                             shorter maturities. Therefore, the risk of interest rate
                                             fluctuation is greater to the extent that the Portfolios
                                             invest in long-term securities.

         Core Fixed Income Portfolio         The Core Fixed Income Portfolio may make loans through
                                             collateralized repurchase agreements. It may also borrow
                                             money through reverse repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower's securities, the Portfolio could suffer a loss if the
                                             borrower defaults on its obligation to buy the securities
                                             back under the terms of the repurchase agreement.

                                             The Core Fixed Income Portfolio is subject to prepayment
                                             risk. Prepayment risk is the risk that a debt security may be paid off and the proceeds returned to the Portfolio
                                             earlier than anticipated. Depending on market conditions,
                                             proceeds may be reinvested at lower interest rates.

         Muni Portfolios                     The Muni Intermediate Portfolio and New Jersey Muni
                                             Portfolio are subject to additional risks. Because the Muni
                                             Intermediate Portfolio invests primarily in Pennsylvania
                                             municipal obligations and the New Jersey Muni Portfolio
                                             invests primarily in New Jersey municipal obligations, they are classified as non-diversified. This means that each
                                             Portfolio may invest a greater percentage of its assets in a particular issuer, and that a Portfolio's performance will be dependent upon a smaller category of securities than is a diversified portfolio. Accordingly, each Portfolio may
                                             experience greater fluctuations in net asset value and may have greater risk of loss.


                                             The Muni Intermediate Portfolio and the New Jersey Muni
                                             Portfolio are each especially susceptible to the economic, political and regulatory events that affect Pennsylvania and
                                             New Jersey, respectively.

                                             Each of the Muni Portfolios is subject to call risk. Call
                                             risk is the risk that changes in interest rates may cause
                                             certain municipal securities to be paid off much sooner or later than expected, which could adversely affect a
                                             Portfolio's value.

         All Money Market Portfolios         Although these Portfolios invest in money market instruments which the Advisor believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due.
                                             Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                                             The Government Cash Portfolio may make loans through
                                             collateralized repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower's
                                             securities, the Portfolio could suffer a loss if the
                                             borrower defaults on its obligation to buy the securities
                                             back under the terms of the repurchase agreement.


Who may want to
    invest in the

         Bond Portfolios                     The Bond Portfolios may be appropriate for you if you seek a regular stream of income with higher potential returns than money market funds and if you are also willing to accept
                                             some risk.

         Money Market Portfolios             The Money Market Portfolios may be appropriate for you if
                                             you seek monthly income with minimal risk to principal. The
                                             Portfolios are NOT appropriate for you if you are seeking a high level of monthly income or long-term total return.

Bar Charts and
  Performance Tables

                                             The bar charts and tables below show the Portfolios' annual total returns, their long-term performance and provide some indication of the risks of investing in the Portfolios. The bar charts show how the performance of the Portfolios has
                                             varied from year to year. The tables show how each
                                             Portfolio's average annual total returns for one, five and ten years compare to those of selected market indices. The bar charts and performance tables assume reinvestment of
                                             dividends and distributions. The Portfolios' past
                                             performance does not necessarily indicate how they will
                                             perform in the future.

                                  Government Cash Portfolio

               1990                                                  8.32%
               1991                                                  6.13%
               1992                                                  3.85%
               1993                                                  3.18%
               1994                                                  4.19%
               1995                                                  5.92%
               1996                                                  5.40%
               1997                                                  5.58%
               1998                                                  5.51%
               1999                                                  5.07%

         During the periods shown in the bar chart, the highest quarterly return was 2.48% (for the quarter ended June 30, 1989) and the lowest quarterly return was .78% (for the quarter ended June 30, 1993).

                                 Tax-Exempt Cash Portfolio


               1990                                                  5.87%
               1991                                                  4.53%
               1992                                                  3.07%
               1993                                                  2.22%
               1994                                                  2.70%
               1995                                                  3.83%
               1996                                                  3.33%
               1997                                                  3.51%
               1998                                                  3.30%
               1999                                                  3.11%

         During the periods shown in the bar chart, the highest quarterly return was 1.71% (for the quarter ended June 30, 1989) and the lowest quarterly return was .53% (for the quarter ended March 31, 1994.

                                Core Fixed Income Portfolio

               1990                                                 10.25%
               1991                                                 15.02%
               1992                                                  6.74%
               1993                                                  8.84%
               1994                                                 -2.35%
               1995                                                 14.45%
               1996                                                  3.88%
               1997                                                  9.68%
               1998                                                  9.08%
               1999                                                 -0.64%

         During the periods shown in the bar chart, the highest quarterly return was 6.34% (for the quarter ended June 30, 1989) and the lowest quarterly return was -2.54% (for the quarter ended March 31, 1994).


                                Muni Intermediate Portfolio

               1993                                                  8.99%
               1994                                                 -4.44%
               1995                                                 13.69%
               1996                                                  4.36%
               1997                                                  7.15%
               1998                                                  5.57%
               1999                                                  0.86%

         During the periods shown in the bar chart, the highest quarterly return was 6.22% (for the quarter ended March 31, 1995) and the lowest quarterly return was -3.39% (for the quarter ended March 31, 1994).



                                New Jersey Muni Portfolio


               1994                                                 -5.44%
               1995                                                 15.03%
               1996                                                  4.13%
               1997                                                  7.00%
               1998                                                  5.67%
               1999                                                 -0.16%

         During the periods shown in the bar chart, the highest quarterly return was 3.39% (for the quarter ended June 30, 1995) and the lowest quarterly return was -4.17% (for the quarter ended March 31, 1994).


                                                   The Portfolios' Average Annual Total
                                                   Returns for the Periods Ended December 31,
                                                   1999

                                                                          Money Market Portfolios
------------------------------------------   ---------------------------------- ------------ ------------ ------------
                                                                                    Past 1       Past 5       Past 10
o  IBC's U.S. Government and Agencies                                                Year        Years         Years
   Money Fund Average(TM)is comprised of
   money market funds investing in U.S.      ---------------------------------- ------------ ------------ ------------
   treasury securities and government        Government Cash Portfolio               5.07%        5.49%        5.31%
   agency obligations.
                                             ---------------------------------- ------------ ------------ ------------
o  IBC's Stock Broker and General            IBC's U.S. Government and               4.52%        4.68%        5.08%
   Purpose Tax-Free Average(TM) is           Agencies Money Fund Average(TM)
   comprised of money market funds           ---------------------------------- ------------ ------------ ------------
   investing in fixed-income securities
   issued by state and local
   governments. Generally, interest
   payments on securities qualify for        ---------------------------------- ------------ ------------ ------------
   exemption from Federal income taxes.                                             Past 1       Past 5      Past 10
   Funds may also own municipal                                                      Year        Years        Years
   securities subject to the alternative
   minimum tax.                              ---------------------------------- ------------ ------------ ------------
                                                                                     3.11%        3.42%        3.54%
------------------------------------------   Tax-Exempt Cash Portfolio

                                             ---------------------------------- ------------ ------------ ------------
                                             IBC's Stock Broker and General          2.70%        2.89%        3.40%
                                             Purpose Tax-Free Average(TM)
                                             ---------------------------------- ------------ ------------ ------------


                                                                               Bond Portfolios

------------------------------------------    ---------------------------------- ------------ ------------ ------------
                                                                                     Past 1        Past 5       Past 10
o  The Lehman Brothers Aggregate Bond                                                 Year          Years        Years
   Index is an unmanaged index made up
   of the Lehman Brothers Government          ---------------------------------- ------------ ------------ ------------
   Corporate Bond, Mortgage Backed            Core Fixed Income Portfolio            -0.64%        7.17%        7.35%
   Securities, and Asset Backed
   Securities Indexes.                        ---------------------------------- ------------ ------------ ------------
                                              Lehman Brothers Aggregate              -0.83%        7.73%        7.69%
o  The Lipper Intermediate U.S.               Bond Index
   Government Fund Index is comprised of
   the 30 largest funds in the Lipper         ---------------------------------- ------------ ------------ ------------
   Intermediate U.S. Government Fund          Lipper Intermediate U.S.               -1.40%        6.63%        6.59%
   Average. The Average consists of           Government Fund Index
   funds that invest at least 65% of
   their assets in securities issued or       ---------------------------------- ------------ ------------ ------------
   guaranteed by the U.S. government,
   its agencies or instrumentalities
   with dollar-weighted average               ---------------------------------- ------------ ------------ ------------
   maturities of 5 to 10 years.                                                                                Since
                                                                                    Past 1        Past 5       June 5,
o  The Lehman Brothers Municipal 5-Year                                              Year          Years        1992
   Bond Index is an unmanagd total
   return performance benchmark for the       ---------------------------------- ------------ ------------ ------------
   short-intermediate, investment-grade       Muni Intermediate Portfolio             0.86%        6.24%        5.09%
   tax-exempt bond market.
                                              ---------------------------------- ------------ ------------ ------------
o  The Lipper Intermediate Municipal          Lehman Brothers Municipal               0.74%        5.71%        5.47%
   Debt Fund Index is comprised of the        5-Year Bond Index
   30 largest funds in the Lipper
   Intermediate Municipal Debt Fund           ---------------------------------- ------------ ------------ ------------
   Average. The Average consists of           Lipper Intermediate Municipal          -1.39%        5.59%        5.21%
   funds that invest in municipal debt        Debt Fund Index
   issues with dollar-weighted average
   maturities of 5 to 10 years.               ---------------------------------- ------------ ------------ ------------

o  The Lipper New Jersey Municipal Debt
   Fund Index is comprised of the 10          ---------------------------------- ----------- ------------- ------------
   largest funds in the Lipper New                                                                             Since
   Jersey Municipal Debt Fund Average.                                               Past 1       Past 5      November
   The Average consists of funds that                                                 Year         Years      1, 1993
   invest only in securities that are
   exempt from taxation in New Jersey or      ---------------------------------- ----------- ------------- ------------
   cities in New Jersey.                      New Jersey Muni Portfolio             -0.16%         6.22%        4.13%

------------------------------------------    ---------------------------------- ----------- ------------- ------------
                                              Lehman Brothers Municipal              0.74%         5.71%        4.59%
                                              5-Year Bond Index

                                              ---------------------------------- ----------- ------------- ------------
                                              Lipper New Jersey Municipal Debt      -4.43%         5.65%        3.73%
                                              Fund Index

                                              ---------------------------------- ----------- ------------- ------------



Fees and Expenses of the Portfolios

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                          Money Market Portfolios                    Bond Portfolios
---------------------------------------------------------------------------|--------------------------------------------------------
                                                            Tax-           |                                            New
                                        Government         Exempt          |  Core Fixed             Muni             Jersey
                                           Cash             Cash           |    Income           Intermediate           Muni
                                        Portfolio         Portfolio        |  Portfolio           Portfolio         Portfolio
                                        ----------        ---------        |  -----------        ------------        ----------
                                                                           |
Shareholder Fees (fees paid                                                |
directly from your investment)                                             |
                                                                           |
Maximum Account Fee                       1.00%              1.00%         |     1.00%               1.00%             1.00%
(annual percentage of assets under                                         |
management)*                                                               |
                                                                           |
Annual Portfolio Operating Expenses                                        |
(expenses that are deducted                                                |
from Portfolio assets)                                                     |
Management Fees                            .00%               .00%         |     .00%                 .00%              .00%
Other Expenses                             .11%               .12%         |     .55%**               .20%              .24%
    Operating Expenses                               .11%            .12%  |                .12%              .20%              .24%
     Interest Expenses**                              --              --   |                .43%               --                --
                                           ----      ----     ----   ----  |     ----                 ---     ----      ----    ---
                                                                           |
Total Annual Portfolio                                                     |
  Operating Expenses                       .11%               .12%         |     .55%**               .20%              .24%
                                           ===                ===          |     ===                  ===               ===
---------------------------------------------------------------------------|--------------------------------------------------------


* The Portfolios described in this prospectus do not pay any advisory fees to The Glenmede Trust Company, the investment advisor of the Funds (the "Advisor"), or its affiliated companies ("Affiliates"). However, investors in these Portfolios must be clients of the Advisor, its Affiliates or certain financial institutions, or must be certain employee benefit plans. The "Maximum Account Fee" in the above table is the current maximum annual fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by the Advisor and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management. Investors may also have to pay various fees to others to become shareholders of the Portfolios. See "Purchase of Shares."

** "Other Expenses" includes interest expenses of the Core Fixed Income Portfolio generated from its investment in reverse repurchase agreements. If such interest expenses were not included, "Total Annual Portfolio Operating Expenses" would be 0.12% for the Core Fixed Income Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             Money Market Portfolios                         Bond Portfolios
------------------------------------------------------------|-------------------------------------------
                            Government      Tax-Exempt      |     Core Fixed       Muni      New Jersey
                               Cash            Cash         |        Income    Intermediate     Muni
                             Portfolio       Portfolio      |      Portfolio     Portfolio    Portfolio
------------------------------------------------------------|-------------------------------------------
                                                            |
One Year                       $ 11           $ 12          |         $  56        $ 20          $ 25
                                                            |
Three Years                    $ 35           $ 39          |         $ 176        $ 64          $ 77
                                                            |
Five Years                     $ 62           $ 68          |         $ 307        $113          $135
                                                            |
Ten Years                      $141           $154          |         $ 699        $255          $306
------------------------------------------------------------|-------------------------------------------

                                   INVESTMENTS

Objective and Principal Strategies

         To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios' investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.

         Each Portfolio's investment objective may be changed by the Board members without shareholder approval.

Money Market Portfolios

Government Cash Portfolio

         The investment objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity.

         Under normal market conditions, the Government Cash Portfolio invests at least 65% of its total assets in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and enters into repurchase agreements secured by such instruments.

Tax-Exempt Cash Portfolio

         The investment objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity.

         The Tax-Exempt Cash Portfolio invests primarily in short-term, high quality municipal obligations. Municipal obligations may include the following: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes), municipal bonds, variable rate demand notes, and non-rated tax-exempt, privately placed securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal obligations which pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax. The Portfolio will use its best efforts to avoid investing any of its assets in municipal obligations which pay interest that may be subject to Federal alternative minimum tax.

Investment Duration and Quality:

         Each Portfolio will invest in securities maturing within 13 months from the date of purchase. While this limitation also applies to the Portfolio's investments in repurchase agreements, securities collateralizing those repurchase agreements may bear maturities exceeding 13 months. Each Portfolio may also purchase bonds with longer final maturities if, pursuant to a demand feature, they provide for redemption within 13 months from the date of purchase. Each Portfolio's dollar-weighted average maturity is expected to be 90 days or less.

         The Portfolios may invest only in securities which the Advisor believes present minimal credit risk at the time of purchase. Eligible securities are:
(i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization. If they are rated by more than one such rating agency, at least one other rating agency must rate them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase.

Bond Portfolios

Core Fixed Income Portfolio

         The investment objective of the Core Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

         The Portfolio invests primarily in mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government (collectively, "U.S. Government Securities"). The Portfolio may also invest in privately issued mortgage-backed securities and debt obligations of domestic and foreign companies. The Portfolio expects to achieve consistent results over the long term. The dollar-weighted average maturity of the Portfolio is expected to be between three and ten years. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Portfolio may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in response to adverse market, economic, political or other conditions. Such investments may include, for example, cash and short-term debt instruments which meet the Portfolio's quality criteria. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Portfolio will fluctuate.

         The Advisor purchases securities that it believes have potential for higher returns than other securities with similar characteristics and risk, considering factors such as, maturity, coupon, credit and any prepayment options. The Advisor will generally sell a security for a number of reasons, including when the expected performance has been realized or to purchase another security with similar characteristics and risk but that the Advisor believes has a higher expected return.

         The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio's performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.

Muni Intermediate Portfolio and New Jersey Muni Portfolio

         The investment objective of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

         The Muni Intermediate Portfolio invests primarily in intermediate and long-term tax-exempt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies and authorities.

         The New Jersey Muni Portfolio invests at least 65% of its net assets in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies and authorities.

         During normal market conditions, the Muni Intermediate Portfolio and New Jersey Muni Portfolio will invest at least 80% of their net assets in intermediate and long-term municipal obligations, which pay tax-exempt interest. The Portfolios may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash reserves and short-term instruments such as tax-exempt money market securities. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent a Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Portfolios will fluctuate.

         The Muni Intermediate and New Jersey Muni Portfolios purchase municipal obligations that the Advisor believes have the best value compared to securities of similar credit quality and maturity range. The Portfolios generally sell municipal obligations for a number of reasons, including a change in credit quality, to extend maturity, to increase yield or to raise funds to cover redemptions.

Investment Duration and Quality:

         Each Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years.

         The Core Fixed Income Portfolio's investments in privately issued mortgage-backed obligations, debt obligations of domestic and foreign companies, and any other publicly or privately placed U.S. Government Securities will be rated at least A by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase.

         The Muni Intermediate and New Jersey Muni Portfolios will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody's (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody's in the case of notes. Each Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security's rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

Risks

All Bond and Money Market Portfolios

         The risks of investing in any of the Bond or Money Market Portfolios have been described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risks

         Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

         A Bond Portfolio's dollar-weighted average maturity is a measure of how the Portfolio will react to interest rate changes. The stated maturity of a bond is the date the issuer must repay the bond's entire principal value to an investor. A bond's term to maturity is the number of years remaining to maturity. A Bond Portfolio does not have a stated maturity, but it does have a dollar-weighted average maturity. This is calculated by averaging the terms to maturity of bonds held by a Portfolio, with each maturity "weighted" according to the percentage of net assets it represents.

Credit Risks

         The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government Securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

         Ratings published by Rating Agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Mortgage-Backed Obligations

         The Core Fixed Income Portfolio may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various government-related organizations. These organizations include the Government National Mortgage Association (whose obligations are guaranteed by the U.S. Government), and the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (whose obligations are not guaranteed by the U.S. Government). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure. When interest rates are declining, prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages. Any premium paid by the Portfolio on purchases of mortgage-backed securities may be lost if an underlying mortgage is prepaid. The yield of the Portfolio may be affected when it reinvests prepayments it receives.

Debt Obligations

         Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes. The Core Fixed Income Portfolio's shares are subject to the risk of market value fluctuations. The market value of securities held by the Portfolio is expected to vary according to factors such as changes in interest rates and changes in the average weighted maturity of the Portfolio.

Municipal Revenue Obligations

         The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in municipal obligations, which pay interest and principal from revenues of similar projects. Each Portfolio may also invest up to 20% of its total assets in taxable investments including private activity bonds. Such investments involve risks presented by the laws and economic conditions relating to such projects and bonds. These securities do not carry the general obligation of the issuer and are not backed by taxing power.

         In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt. The Portfolios and the Advisor rely on the opinion of bond counsel to the issuers at the time of issuance and will not review the bases for them.

         The Muni Intermediate and New Jersey Muni Portfolios invest primarily in Pennsylvania Municipal and New Jersey Municipal Obligations, respectively. If Pennsylvania or New Jersey or any of their political subdivisions, agencies, instrumentalities and authorities were to suffer serious financial difficulties that might jeopardize the ability to pay their obligations, the value of the affected Portfolio could be adversely affected.

Repurchase Agreements

         The Government Cash and Core Fixed Income Portfolios may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term.

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

Reverse Repurchase Agreements

         The Core Fixed Income Portfolio may enter into an agreement to sell a security and simultaneously commit to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security.

         The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to the value of its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

         The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions combined.

         The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by the Portfolio with the proceeds of such an agreement may decline in value and the market value of the securities sold by the Portfolio may decline below the repurchase price. Neither eventuality affects the Portfolio's responsibility to complete the transaction at full value. The Portfolio will invest the proceeds of reverse repurchase agreements in overnight repurchase agreements.

Selection of Investments

         The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolios and how they may advance the Portfolios' investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

         This Prospectus describes each Portfolio's principal investment strategies, and the particular types of securities which each Portfolio may select for investment. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

                            PRICE OF PORTFOLIO SHARES

         The price of shares issued by each Portfolio is based on its net asset value ("NAV"). The NAV per share of each Money Market Portfolio is determined as of 12:00 noon (Eastern time) on each day that the New York Stock Exchange is open for business (a "Business Day"). The NAV per share of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios is determined as of the close of regular trading hours of the Exchange on each Business Day currently 4:00 p.m. (Eastern time).

Government Cash and Tax-Exempt Cash Portfolios

         For the purpose of calculating each Money Market Portfolio's NAV per share, securities are valued at "amortized cost."

Bond Portfolios

         Marketable fixed income securities are priced at market value. Debt securities with remaining maturities of 60 days or less are valued at amortized cost. The value of other assets and securities for which quotations are unreliable or not readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors or the Board of Trustees.


                               PURCHASE OF SHARES

         Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions, including brokers acting on behalf of their clients (the "Institutions"), at the NAV per share next determined after receipt, in proper order, of the purchase order by the transfer agent. We consider orders to be in "proper order" when all required documents are properly completed, signed and received. The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed the Funds that it and its Affiliates' minimum and subsequent investment requirements for their Clients' investments in the Portfolios are the same as those for the Funds. Other Institutions may have such requirements. If you wish to purchase shares in the Funds, you should contact the Advisor by telephone or facsimile or contact your Institution.

         Your Institution may charge you for purchasing or selling shares of the Portfolios. There is no transaction charge for shares purchased directly from the Portfolios through the Advisor.

         Shares purchased in the Money Market Portfolios before 12:00 noon (Eastern time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern time) that day.

         Purchases of a Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES

         You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact the Advisor by telephone or facsimile or contact your Institution.

         You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the Funds' transfer agent receives your order in proper form. The Funds may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

         Redemption proceeds are normally paid in cash, although the Funds have the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.



              ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                           OF SHARES OF THE PORTFOLIOS

         The Glenmede Fund, Inc. and The Glenmede Portfolios (together, the "Funds") may appoint one or more entities as their agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Funds' transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.


DIVIDENDS AND DISTRIBUTIONS

         The Portfolios have the following dividend and capital gains policies:

         (a) The Money Market Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

         (b) The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders monthly.

         The Portfolios normally distribute any realized net capital gains at least once a year.

                                      TAXES

Federal Taxes

         Taxable Portfolios. Each Portfolio contemplates declaring, as dividends each year, all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

         The investment objectives of the Bond and Money Market Portfolios will generally cause their annual distributions to consist primarily of ordinary income.

         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios ("Tax-Exempt Portfolios"). Each Tax-Exempt Portfolio anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from Federal income taxes. However, some dividends will be taxable, such as dividends that are derived from occasional taxable investments, and distributions of short and long-term capital gains.

         Interest on indebtedness you incur to purchase or carry shares of each Tax-Exempt Portfolio generally will not be deductible for Federal income tax purposes.

         A portion of the exempt-interest dividends paid by the Tax-Exempt Portfolios may constitute an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

         If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

         Miscellaneous. If you purchase shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

         You will recognize taxable gain or loss on a sale, exchange or redemption of your shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received on the shares.

Pennsylvania Tax Considerations

         Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Portfolio who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania municipal obligations or Federal Securities.

         Distributions derived from investments other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Portfolio for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

New Jersey Tax Considerations

         It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investment must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the New Jersey Muni Portfolio may represent taxable income.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of New Jersey Muni Portfolio shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.


                          MANAGEMENT OF THE PORTFOLIOS

Investment Advisor

         The Glenmede Trust Company with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation. At December 31, 1999, the Advisor had over $17 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.


         Under its Investment Advisory Agreements with the Funds, the Advisor, subject to the control and supervision of the particular Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio's purchase and sale orders.


         The Advisor does not receive any fee from the Funds for its investment services provided to the Portfolios. However, shareholders in the Funds who are clients of the Advisor, or an Affiliate of the Advisor, pay fees which vary, depending on the capacity in which the Advisor or the Affiliate provides them with fiduciary and investment services (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Funds who are customers of other Institutions may pay fees to those Institutions.

         Mary Ann B. Wirts, First Vice President and Manager of the Fixed Income Division of the Advisor, has been the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio since that Portfolio commenced operations on November 7, 1988. Since November 1, 1996, Mrs. Wirts has also been the portfolio manager primarily responsible for the management of the Government Cash Portfolio. Mrs. Wirts has been employed by the Advisor since 1982.

         Laura LaRosa is the portfolio manager primarily responsible for the management of the Muni Intermediate and New Jersey Muni Portfolios. Ms. LaRosa has been primarily responsible for the management of those Portfolios since November 1994. Ms. LaRosa has been employed by the Advisor as a portfolio manager since 1994. Prior to her employment with the Advisor in 1994, Ms. LaRosa had been Vice President of Institutional Sales at Hopper Soliday, Philadelphia.

         Timothy M. Woolley, CFA is the portfolio manager primarily responsible for the management of the Core Fixed Income Portfolio. Mr. Woolley has been primarily responsible for the management of this Portfolio since January 1, 1998. Mr. Woolley is a Fixed Income Portfolio Manager and analyst specializing in mortgage-backed securities. Mr. Woolley has been employed by the Advisor as a portfolio manager since 1994. Prior to his employment with the Advisor in 1994, Mr. Woolley had been with Meridian Capital Markets and Meridian Bank for five years, most recently serving as Vice President specializing in mortgage research.


                               GENERAL INFORMATION

         If you have any questions regarding the Portfolios contact the Funds at the address or telephone number stated on the back cover page.

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the Annual Report, which is available upon request.

                           Core Fixed Income Portfolio
                 (For a share outstanding throughout each year)

                                                                          Year Ended October 31,
                                                  ------------------------------------------------------------------------
                                                    1999            1998            1997             1996            1995
                                                  --------         -------         -------         -------          ------
Net Asset Value, Beginning of Year.............   $  10.70        $  10.46        $  10.29        $  10.36        $   9.89
                                                  --------        --------        --------        --------        --------

Income from Investment Operations:
Net Investment Income..........................       0.63            0.64            0.68            0.66            0.69
Net Gain/(Loss) on Securities
 (both realized and unrealized)................      (0.54)           0.24            0.17           (0.08)           0.46
                                                  --------        --------        --------        --------        --------
Total From Investment Operations...............       0.09            0.88            0.85            0.58            1.15
                                                  --------        --------        --------        --------        --------
Less Distributions:
Dividends (from net investment income).........      (0.63)          (0.64)          (0.68)          (0.65)          (0.68)
Distributions (from capital gains).............         --              --              --              --              --
                                                  --------        --------        --------        --------        --------
Total Distributions............................      (0.63)          (0.64)          (0.68)          (0.65)          (0.68)
                                                  --------        --------        --------        --------        --------
Net Aset Value, End of Year....................   $  10.16        $  10.70        $  10.46        $  10.29        $  10.36
                                                  ========        ========        ========        ========        ========
Total Return(1)................................      0.91%           9.32%           8.63%           5.88%          12.06%
                                                  ========        ========        ========        ========        ========
Ratios/Supplemental Data:
  Net Assets, End of Year (in 000's)...........   $230,684        $258,986        $266,733        $259,503        $342,874
  Ratio of Expenses to Average Net Assets......      0.12%           0.11%           0.13%           0.16%           0.11%
  Ratio of Gross Expense to Average Net Assets.
  Ratio of Net Investment Income to Average          0.55%(2)        0.99%(2)        0.43%(2)        0.16%           0.11%
    Net Assets.................................
  Portfolio Turnover Rate......................      6.08%           6.58%           6.67%           6.37%           6.67%
                                                      191%             93%            307%             47%            228%

-----------------
(1)  Total Return represents aggregate total return for the period indicated.
(2) The annualized gross expense ratio includes interest expense. The ratios excluding interest expense for the years ended October 31, 1999, 1998 and 1997 were 0.12%, 0.11% and 0.13%, respectively.

                           Muni Intermediate Portfolio
                 (For a share outstanding throughout each year)

                                                                     Year Ended October 31,
                                            ------------------------------------------------------------------------
                                              1999          1998             1997            1996            1995
                                            --------     --------         ---------       ---------       ---------
Net Asset Value, Beginning of Year.......   $  10.56     $  10.40         $   10.26       $   10.32       $    9.74
                                            --------     --------         ---------       ---------       ---------
Income from Investment Operations:
Net Investment Income....................       0.51         0.51              0.52            0.53            0.53
Net Gain/(Loss) on Securities
  (both realized and unrealized).........      (0.42)        0.16              0.14           (0.06)           0.58
                                            --------     --------         ---------       ---------       ---------
Total From Investment Operations.........       0.09         0.67              0.66            0.47            1.11
                                            --------     --------         ---------       ---------       ---------
Less Distributions:
Dividends (from net investment income)...      (0.51)       (0.51)            (0.52)          (0.53)          (0.53)
                                            --------     --------         ---------       ---------       ---------
Net Asset Value, End of Year.............   $  10.14     $  10.56         $   10.40       $   10.26       $   10.32
                                            ========     ========         =========       =========       =========
Total Return(1)..........................      0.91%     $  6.63%             6.69%           4.67%          11.76%
                                            ========     ========         =========       =========       =========

Ratios/Supplemental Data:
  Net Assets, End of Year (in 000's).....   $ 16,526     $ 19,975        $  19,219        $ 18,471        $ 18,096
  Ratio of Expenses to Average Net Assets      0.20%        0.30%            0.34%           0.32%           0.28%
  Ratio of Net Investment Income to
    Average Net Assets...................      4.90%        4.88%            5.09%           5.16%           5.23%
  Portfolio Turnover Rate................         6%          11%              21%             44%             28%

----------------------
(1) Total Return represents aggregate total return for the period indicated.

                            New Jersey Muni Portfolio
                 (For a share outstanding throughout each year)



                                                                            Year Ended October 31,
                                                  -----------------------------------------------------------------------
                                                     1999          1998            1997             1996            1995
                                                  ---------     --------         --------          -------        -------
Net Asset Value, Beginning of Year............    $   10.43     $  10.20         $  9.97           $ 10.00        $  9.22
                                                  ---------     --------         -------           -------        -------
Income from Investment Operations:
Net Investment Income.........................         0.44         0.44            0.44              0.44           0.41
Net Gain/(Loss) on Securities
  (both realized and unrealized...............        (0.43)        0.23            0.23             (0.03)          0.78
                                                  ---------     --------         -------           -------        -------
Total From Investment Operations..............         0.01         0.67            0.67              0.41           1.19
                                                  ---------     --------         -------           -------        -------
Less Distributions:
Dividends (from net investment income)........        (0.44)       (0.44)          (0.44)            (0.44)         (0.41)
                                                  ---------     --------         -------           -------        -------
Net Asset Value, End of Year..................    $   10.00     $  10.43         $ 10.20           $  9.97        $ 10.00
                                                  =========     ========         =======           =======        =======
Total Return(1)...............................        0.08%        6.71%           6.90%             4.24%         13.25%
                                                  =========     ========         =======           =======        =======
Ratios/Supplemental Data:
   Net Assets, End of Year (in 000's).........      $17,953      $17,492         $12,117           $ 7,545        $ 5,932
   Ratio of Expenses to Average Net Assets....        0.24%        0.30%           0.31%             0.24%          0.53%
   Ratio of Net Investment Income to
     Average Net Assets.......................        4.34%        4.33%           4.42%             4.56%          4.30%
   Portfolio Turnover Rate....................          10%           7%             19%               33%            12%



-----------------
(1) Total Return represents aggregate total return for the period indicated.

                            Government Cash Portfolio
                 (For a share outstanding throughout each year)

                                                                          Year Ended October 31,
                                                   --------------------------------------------------------------------
                                                      1999         1998           1997            1996          1995
                                                   --------     ---------      ---------       ---------      ---------
Net Asset Value, Beginning of Year............     $   1.00     $    1.00      $    1.00       $    1.00      $    1.00
                                                   --------     ---------      ---------       ---------      ---------
Income from Investment Operations:
Net Investment Income.........................        0.049         0.051          0.054           0.053          0.059
Less Distributions:
Dividends (from net investment income)........       (0.049)       (0.051)        (0.054)         (0.053)        (0.059)
                                                   --------     ---------      ---------       ---------      ---------
Net Asset Value, End of Year..................     $   1.00     $    1.00      $    1.00       $    1.00      $    1.00
                                                   ========     =========      =========       =========      =========
Total Return(1)...............................        5.00%         5.63%          5.53%           5.46%          5.87%
                                                   ========     =========      =========       =========      =========
Ratios/Supplemental Data:
  Net Assets, End of Year (in 000's)..........     $405,907     $ 430,165      $ 451,038       $ 452,395      $ 408,605
  Ratio of Expenses to Average Net Assets.....        0.11%         0.11%          0.13%           0.16%          0.15%
  Ratio of Net Investment Income to Average
      Net Assets..............................        4.87%         5.41%          5.39%           5.32%          5.71%

----------------
(1) Total Return represents aggregate total return for the period indicated.

                            Tax-Exempt Cash Portfolio
                 (For a share outstanding throughout each year)

                                                                             Year Ended October 31,
                                                   ------------------------------------------------------------------------
                                                      1999           1998            1997          1996            1995
                                                   --------       ---------        ---------     --------       ----------
Net Asset Value, Beginning of Year.............    $   1.00       $   1.00         $    1.00     $   1.00        $    1.00
                                                   --------       --------         ---------     --------        ---------
Income from Investment Operations:
Net Investment Income..........................       0.030          0.034             0.034        0.034            0.038
Less Distributions:
Dividends (from net investment income).........      (0.030)        (0.034)           (0.034)      (0.034)          (0.038)
                                                   --------       --------         ---------     --------        ---------
Net Asset Value, End of Year...................    $   1.00       $   1.00         $    1.00     $   1.00        $    1.00
                                                   ========       ========         =========     ========        =========
Total Return(1)................................       3.02%          3.41%             3.46%        3.42%            3.76%
                                                   ========       ========         =========     ========        =========
Ratios/Supplemental Data:

  Net Assets, End of Year (in 000's)...........    $350,032       $375,924         $ 280,950     $224,999        $ 222,808
  Ratio of Expenses to Average Net Assets......       0.12%          0.13%             0.14%        0.15%            0.15%
  Ratio of Net Investment Income to Average
      Net Assets...............................       2.97%          3.37%             3.40%        3.36%            3.69%

------------
(1) Total Return represents aggregate total return for the period indicated.

Where to find more information

More Portfolio information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolios' investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolios' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolios' Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolios, and make inquiries.


Write to:

                  The Glenmede Fund/Portfolios
                  One South Street
                  Baltimore, MD  21202



By phone:

                  1-800-442-8299

Information about the Portfolios (including the Portfolios' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Glenmede Fund, Inc. Investment Company Act File No. is 811-5577 The Glenmede Portfolios Investment Company Act File No. is 811-6578


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